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                                                                   EXHIBIT 23(A)



                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in this Amendment No. 2 to Registration Statement on Form S-1 (No. 33-64655) of our report dated April 28, 1995, on our audits of the financial statements and financial statement schedule of ICF Kaiser International, Inc. We also consent to the reference to our firm under the caption "Experts".



                                                        Coopers & Lybrand L.L.P.



Washington, D.C.

February 20, 1996